==================                                            ==================
     NUMBER                                                         SHARES
PGI 0102
==================                                            ==================

   COMMON STOCK                                                     COMMON STOCK
INCORPORATED UNDER                                            ------------------
 THE LAWS OF THE                                               THIS CERTIFICATE
 STATE OF GEORGIA                                             IS TRANSFERABLE IN
                                                                 NEW YORK, NY
                                                              ------------------
                                                                  SEE REVERSE
                                                                  FOR CERTAIN
                                                                  DEFINITIONS

  PAR VALUE $.01                                               CUSIP 740585 10 4

                         PREMIERE GLOBAL SERVICES, INC.

THIS CERTIFIES THAT                 SPECIMEN                     IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                         PREMIERE GLOBAL SERVICES, INC.

        transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the
                 Transfer Agent and registered by the Registrar.

               Witness the facsimile seal of the Corporation and
            the facsimile signature of its duly authorized officer.


Dated                                [SEAL]

[LOGO]     Premiere                                          [signature]
       Global Services
                                                           CHAIRMAN OF THE BOARD
                                                     AND CHIEF EXECUTIVE OFFICER

                           AMERICAN BANK NOTE COMPANY

                         COUNTERSIGNED AND REGISTERED:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 TRANSFER AGENT
                                 AND REGISTRAR

BY: ----------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

                         PREMIERE GLOBAL SERVICES, INC.

   The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or to the Transfer Agent named on the face of this Certificate.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT--__________Custodian________
TEN ENT -- as tenants by the                           (Cust)           (Minor)
           entireties                                under Uniform Gifts to
JT TEN  -- as joint tenants with                     Minors Act
           right of survivorship                     ___________________________
           and not as tenants                                  (State)
           in common

    Additional abbreviations may also be used though not in the above list.



For value received, ______________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                 ______________________________________________

                 ______________________________________________


________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the  Common  Stock  represented  by the  within  Certificate,  and do  hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, ____________________________________



        ________________________________________________________________________
        THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH  THE NAME AS
NOTICE: WRITTEN UPON THE FACE OF THE  CERTIFICATE IN EVERY  PARTICULAR,  WITHOUT
        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad.15.